Amplify Alternative Harvest ETF
Schedule of Investments
June 30, 2025 (Unaudited)

COMMON STOCKS - 53.6%	Shares	Value
Consumer Staples - 3.0%
Village Farms International, Inc. (a)(b)	2,778,410	$3,056,251

Health Care - 50.6%(c)
Aurora Cannabis, Inc. (a)(b)	1,509,483	6,400,208
Canopy Growth Corp. (a)(b)	5,033,793	6,141,228
Cronos Group, Inc. (a)	5,487,758	10,481,618
High Tide, Inc. (a)	1,935,742	4,454,547
Organigram Global, Inc. (a)(b)	2,491,854	3,364,003
SNDL, Inc. (a)	7,071,872	8,556,965
Tilray Brands, Inc. (a)(b)	28,116,733	11,651,574
		51,050,143

Industrials - 0.0%(d)
Empresas ICA SAB de CV (a)(e)	155,893	0
TOTAL COMMON STOCKS (Cost $103,311,815)		54,106,394

AFFILIATED EXCHANGE TRADED FUNDS - 45.8%	Shares	Value
Amplify Seymour Cannabis ETF (f)(g)	3,016,098	46,317,312
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $63,508,366)		46,317,312

SHORT-TERM INVESTMENTS - 41.9%		Value
Investments Purchased with Proceeds from Securities Lending - 41.5%	Shares
First American Government Obligations Fund - Class X, 4.25% (h)	41,874,442	41,874,442

Money Market Funds - 0.4%	Shares
Invesco Government & Agency Portfolio - Institutional Class, 4.26% (h)	431,171	431,171
TOTAL SHORT-TERM INVESTMENTS (Cost $42,305,613)		42,305,613

TOTAL INVESTMENTS - 141.3% (Cost $209,125,794)		142,729,319
Liabilities in Excess of Other Assets - (41.3)%		(41,743,276)
TOTAL NET ASSETS - 100.0%		$100,986,043
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of June 30, 2025. The fair value of these securities was $25,576,013.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	Represents less than 0.05% of net assets.
(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of June 30, 2025.

(f)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(g)	Affiliated security as defined by the Investment Company Act of 1940.
(h)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Security Name	Value at September 30, 2024	Purchases	Sales	Net Realized Gain (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at June 30, 2025	Ending Shares
Amplify Seymour Cannabis ETF	-	74,765,544	(8,904,282)	(2,352,896)	(17,191,054)	-	46,317,312	3,016,098
Amplify U.S. Alternative Harvest ETF	111,134,470	5,402,169	(59,277,716)	(81,126,032)	23,867,109	17	-	-
	$111,134,470	$80,167,713	$(68,181,998)	$(83,478,928)	$6,676,055	$17	$46,317,312	$3,016,098

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Amplify Alternative Harvest ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	54,106,394	–	0	54,106,394
Affiliated Exchange Traded Funds	46,317,312	–	–	46,317,312
Investments Purchased with Proceeds from Securities Lending	41,874,442	–	–	41,874,442
Money Market Funds	431,171	–	–	431,171
Total Investments	142,729,319	–	0	142,729,319

Refer to the Schedule of Investments for further disaggregation of investment categories.

Secured Borrowings (Unaudited)
The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity. As of June 30, 2025, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.